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                                                                   Exhibit 10.10


                               SECURITY AGREEMENT

                  This SECURITY AGREEMENT is made and entered into as of February 18, 2003, by and among ENVIRONMENTAL TECTONICS CORPORATION (the "Borrower"), ENTERTAINMENT TECHNOLOGY CORPORATION and ETC DELAWARE, INC. (the latter two, the "Guarantors" and, together with the Borrower, the "Debtors"), and H.F. LENFEST (the "Lender").

                             W I T N E S S E T H :
                             ---------------------

                  WHEREAS, the Borrower and the Lender are parties to a Note and Warrant Purchase Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Purchase Agreement");

                  WHEREAS, Guarantors have delivered to the Lender a Guaranty, dated as of the date hereof, in respect of the obligations of the Borrower under Purchase Agreement (the "Guaranty");

                  WHEREAS, pursuant to the provisions of the Purchase Agreement and upon the terms and subject to the conditions set forth therein, the Lender has agreed to provide a loan (the "Loan") to the Borrower to be evidenced by the senior subordinated convertible note issued by the Borrower thereunder (the "Note");

                  WHEREAS, it is a condition precedent to the obligation of the Lender to provide the Loan to the Borrower under the Purchase Agreement, that the Debtors shall have executed and delivered this Security Agreement to the Lender;

                  WHEREAS, pursuant to the terms of a Credit Agreement (the "Credit Agreement") dated the date hereof between the Borrower and PNC Bank, National Association ("PNC"), PNC is extending credit facilities to the Borrower;

                  WHEREAS, it is a condition precedent to the obligation of PNC to extend the credit facilities to the Borrower under the Credit Agreement, that the Lender enter into a subordination agreement (the "Subordination Agreement") with PNC, pursuant to which Lender agrees to subordinate (i) payment of the Note to the prior payment in full of Borrower's obligations to PNC, and (ii) the security interest granted by Debtors to Lender hereunder to the security interest granted by Debtors to PNC pursuant to the terms of Security Agreement between Debtors and PNC (the "PNC Security Agreement");

                  WHEREAS, the rights granted to Lender herein shall be subject to the terms and conditions of the Subordination Agreement.

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                  NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Purchase Agreement and to induce the Lender to provide the Loan to the Borrower under the Purchase Agreement, the Debtors hereby agree with the Lender, as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Purchase Agreement and used herein are so used as so defined; the following terms which are defined in the Code are used herein as so defined:
Accounts (including Health-Care-Insurance Receivables), Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper), Commercial Tort Claims, Deposit Accounts, Documents, Equipment, Farm Products, Financial Assets, General Intangibles, Instruments, Inventory, Investment Property (including Securities Entitlements, Securities Accounts, Commodity Accounts, and Commodity Contracts), Letter-of-Credit Rights, Payment Intangibles, Software, Supporting Obligations and Proceeds; and the following terms shall have the following meanings:

                  "Code" shall mean the Uniform Commercial Code as from time to time in effect in the Commonwealth of Pennsylvania.

                  "Collateral" shall have the meaning assigned to it in Section 2 of this Security Agreement.

                  "Contracts" shall mean all contracts and other agreements between any Debtor and any other Person, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of each Debtor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of each Debtor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of each Debtor to perform and to exercise all remedies thereunder.

                  "Copyrights" shall mean (a) all copyrights, registrations and applications for registration, issued or filed, including any reissues, extensions or renewals thereof, by or with the United States Copyright Office or any similar office or agency of the United States, any State thereof, or any other country or political subdivision thereof, or otherwise, including, all rights in and to the material constituting the subject matter thereof, including, without limitation, any referred to in Schedule I hereto, and (b) any rights in any material which is copyrightable or which is protected by common law, United States copyright laws or similar laws or any law of any State, including, without limitation, any thereof referred to in Schedule I hereof.

                  "Copyright License" shall mean any agreement, written or oral, providing for a grant by any of the Debtors of any right in any Copyright, including, without limitation, any thereof referred to in Schedule I hereof.

                  "Obligations" shall mean the unpaid principal amount of, and interest on (including, without limitation, interest accruing after the maturity of the Loan and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any of the Debtors, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Note and all other obligations and liabilities of the Debtors to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Purchase Agreement, the Note, this Security Agreement, the Guaranty, the other Transaction Documents, and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Debtors pursuant to the terms of the Purchase Agreement or any other Transaction Document) or otherwise.


                                       2
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                  "Patents" shall mean (a) all letters patent of the United
States or any other country or any political subdivision thereof, and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule II hereto, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country or any political subdivision, including, without limitation, any thereof referred to in Schedule II hereto.

                  "Patent License" shall mean all agreements, whether written or oral, providing for the grant by any of the Debtors of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule II hereto.

                  "Security Agreement" shall mean this Security Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Trademarks" shall mean (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule III hereto, and (b) all reissues, extensions or renewals thereof.

                  "Trademark License" shall mean any agreement, written or oral, providing for the grant by any of the Debtors of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule III hereto.

         2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each of the Debtors hereby grants to the Lender a security interest in all of the following property now owned or at any time hereafter acquired by such Debtor or in which such Debtor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                  (i)      all Accounts (including Health-Care-Insurance
                           Receivables);

                  (ii) all Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper);

                  (iii)    all Contracts;

                  (iv)     all Copyrights and Copyright Licenses;

                  (v)      all Deposit Accounts;


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                  (vi)     all Documents;

                  (vii)    all Equipment;

                  (viii)   all General Intangibles and Commercial Tort Claims;

                  (ix)     all Instruments;

                  (x)      all Inventory;

                  (xi) all Investment Property, (including Securities Entitlements, Securities Accounts, Commodity Accounts, and Commodity Contracts);

                  (xii)    all Letter-of-Credit Rights;

                  (xiii)   all Patents and Patent Licenses;

                  (xiv)    all Payment Intangibles;

                  (xv)     all Software (in whatever form);

                  (xvi)    Supporting Obligations;

                  (xvii)   Trademarks and Trademark Licenses; and

                  (xviii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

         3.       Rights of Lender; Limitations on Lender's Obligations.

                  (a) Debtors Remain Liable under Accounts and Contracts. Anything herein to the contrary notwithstanding, the Debtors shall remain liable under each of the Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such Contract. The Lender shall have no obligation or liability under any Account (or any agreement giving rise thereto) or under any Contract by reason of or arising out of this Security Agreement or the receipt by the Lender of any payment relating to such Account or Contract pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Debtors under or pursuant to any Account (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.


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                  (b)      Notice to Account Debtors and Contracting Parties.
Upon the request of the Lender at any time after the occurrence and during the continuance of an Event of Default, the Debtors shall notify account debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Lender and shall indicate on all billings that payments in respect thereof shall be made directly to the Lender. The Lender may in the name of the Debtors or in the name of others communicate with account debtors on the Accounts and parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or Contracts.

                  (c) Analysis of Accounts. The Lender shall have the right to make test verifications of the Accounts through periodic site visits as provided in Section 7.1(i) of the Purchase Agreement, and the Debtors shall furnish all such assistance and information as the Lender may reasonably require in connection therewith. At any time, and from time to time, but in no event more than twice in any given twelve month period, upon the Lender's request and at the expense of the Debtors, the Debtors shall cause independent public accountants or others satisfactory to the Lender to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts; provided that any such reconciliation, aging or test verification performed at the request of PNC and delivered to Lender shall satisfy a like request from Lender if made within 6 months of the request from PNC.

                  (d) Collections on Accounts. Subject to the further provisions of this Section 3(d), the Lender hereby authorizes the Debtors to collect the Accounts from the account debtors. Prior to the occurrence of an Event of Default, the Proceeds of Accounts so collected by the Debtors shall be received and held by the Debtors in trust for the Lender but may be applied by the Debtors in their discretion towards payment of the Obligations or other corporate purposes. Upon the occurrence of an Event of Default which has not been waived by or cured to the satisfaction of the Lender and subject to the direction of the Lender, (i) the authority hereby given to the Debtors to collect the Proceeds of Accounts may be terminated by the Lender at any time and after being notified of such termination, the Debtors shall deliver to the Lender on the date of receipt thereof by the Debtors all Proceeds in the form of cash, checks, drafts, notes and other remittances received in payment of or on account of the Debtors' Accounts; (ii) following receipt by the Lender any such Proceeds shall be deposited in a special bank account (the "Cash Collateral Account") of the Debtors maintained at a commercial bank chosen by the Lender over which the Lender alone shall have power of withdrawal; (iii) all Proceeds other than cash shall be deposited in precisely the form in which received, except for the addition thereto of the endorsement of the Debtors when necessary to permit collection of the items, which endorsement the Debtors agree to make; and (iv) the Debtors will not commingle any such Proceeds with any of the Debtors' other funds or property but will hold them separate and apart from any other funds or property and upon an express trust for the Lender until deposit thereof is made in the Cash Collateral Account.

         4. Representations and Warranties. The Debtors hereby represent and warrant that:

                  (a) Title; No Other Liens. Except for the Lien granted hereby, the Lien granted to PNC pursuant to the PNC Security Agreement and any other Permitted Liens, one or more of the Debtors own each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Lender, pursuant to this Security Agreement or as may be permitted pursuant to the Purchase Agreement.

                  (b) Perfected Second Priority Liens. Upon the Lender taking all action necessary under the UCC to perfect its security interest in and to the Collateral, the Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral in favor of the Lender, which are prior to all other Liens on the Collateral in existence on the date hereof (other than Permitted Liens) and are enforceable as such against all creditors of and purchasers from the Debtors and against any owner or purchaser of the real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property.

                  (c) Accounts. The amount represented by the Debtors to the Lender in any accounts receivable aging and in other reports requested by or furnished to the Lender as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder except for normal cash discounts and allowances where applicable. No amount payable to the Debtors under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender. The Debtors keep their records concerning the Accounts at the location or locations set forth in
Schedule IV.

                  (d) Contracts. Except as contemplated hereby, no consent of any party (other than the Debtors) to any material Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement. Each material Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature. Neither the Debtors nor (to the best of the Debtors' knowledge) any other party to any Contract are in default of any material provision thereof or are likely to become in default in the performance or observance of any of the material provisions thereof. The Debtors have fully performed all their material obligations under each Contract. The right, title and interest of each Debtor in, to and under each Contract to which such Debtor is a party are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Contract as Collateral, nor have any of the foregoing been asserted or alleged against the Debtors as to any Contract. No amount payable to the Debtors under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender.

                  (e) Inventory. The types, amounts and valuations of the Inventory or any other information regarding the same represented by the Debtors in any reports requested by or furnished to the Lender, or any other holders of the Obligations will at such time be accurate to the best of the Debtors' knowledge. The Debtors keep records concerning the Inventory at the location or locations listed on Schedule V. Except for Inventory in transit, work in progress at other locations and consigned Inventory, the Inventory is kept at the locations listed on Schedule VI hereto.

                  (f) Equipment. The Equipment is kept at the locations listed on Schedule VII hereto.

                  (g) Chief Executive Office; Place of Organization. The locations of each Debtor's chief executive office, chief place of business, form of and place of organization are set forth on Schedule VIII.

                  (h) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                  (i) Patents, Trademarks and Copyrights. Schedule I hereto includes all Copyrights and Copyright Licenses (except licenses to use off-the-shelf software in the ordinary course of business) owned by the Debtors in its own name as of the date hereof. Schedule II hereto includes all Patents and Patent Licenses owned by each of the Debtors in its own name as of the date hereof. Schedule III hereto includes all Trademarks and Trademark Licenses owned by each of the Debtors in its own name as of the date hereof. To the best of the Debtors' knowledge, each Copyright, Patent and Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in any such Schedule, none of such Copyrights, Patents or Trademarks is the subject of any licensing or franchise agreement. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Copyright, Patent or Trademark. Except as set forth in any such Schedule, no action or proceeding is pending (i) seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Copyright, Patent or Trademark.

                  (j) Power and Authority; Authorization. The Debtors have the corporate or other power and authority and the legal right to execute and deliver, to perform their obligations under, and to grant the Lien on the Collateral pursuant to, this Security Agreement and have taken all necessary corporate or other action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Security Agreement.

                  (k) Enforceability. This Security Agreement constitutes a legal, valid and binding obligation of each of the Debtors enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  (l) No Conflict. The execution, delivery and performance of this Security Agreement will not violate any provision of any Law or any obligation under any agreement, instrument, document or contract to which any of the Debtors is a party (each, a "Contractual Obligation") and will not result in the creation or imposition of any Lien on any of the properties or revenues of any of the Debtors pursuant to any Law or Contractual Obligation of any of the Debtors, except as contemplated hereby.

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                  (m)      No Consents, etc. Except as contemplated hereby, no
consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of any of the Debtors), is required in connection with the execution, delivery, performance, validity or enforceability of this Security Agreement (except for the filing of the UCC financing statements).

                  (n) No Litigation. Except as set forth on Schedule 5.1(j) to the Purchase Agreement, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Debtors, threatened by or against any of the Debtors or against any of its properties or revenues with respect to this Security Agreement or any of the transactions contemplated hereby.

         5. Covenants. Each of the Debtors covenants and agrees with the Lender that, from and after the date of this Security Agreement until the Obligations are paid in full, and the Loan is terminated it will:

                  (a) Notices; Further Documentation; Authorization to File Financing Statements. Notify the Lender in writing at any time that it opens, acquires, obtains, or becomes the beneficiary of any type of Collateral (or rights therein) to the extent the Lender will not at that time have, and continuously thereafter (subject to the filing of continuation statements, if necessary) maintain, a perfected priority security interest in (subject to solely Permitted Liens) such Collateral, including but not limited to: all Deposit Accounts, Securities Accounts and Commodity Accounts and other Investment Property; all Commercial Tort Claims; all Instruments, Documents, Tangible Chattel Paper and Electronic Chattel Paper; all other Collateral in the possession of a third party; and all Letter-of-Credit Rights and other Supporting Obligations. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Debtors, promptly (i) deliver to the Lender all letters of credit and other Supporting Obligations, Instruments, Chattel Paper, Documents and Investment Property (including any necessary endorsements) that at any time is part of the Collateral or becomes Proceeds of any Collateral unless in possession of a lien holder with a prior Permitted Lien, and (ii) execute and deliver such further instruments, agreements and documents and take such further action as the Lender may reasonably request for the purpose of obtaining, preserving, and enforcing the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, executing and delivering and using commercially reasonable efforts to cause third parties to execute and deliver to the Lender security agreements, pledge agreements, control agreements, bailee acknowledgments, assignments and waivers, all in form and substance satisfactory to the Lender. The Debtors will mark all Chattel Paper with a legend indicating that the Lender has a security interest in the Chattel Paper.

         The Debtors also hereby authorize the Lender to file any Uniform Commercial Code financing or continuation statement without the signature of the Debtors to the extent permitted by applicable law. The Debtors hereby ratify any filing by the Lender of financing statements prior to the date hereof with respect to the Collateral. A carbon, photographic, facsimile or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

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                  (b)      Indemnification. Pay, and save the Lender and any
other holders of the Obligations harmless from, any and all liabilities, reasonable costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any delay in paying any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Law applicable to any of the Collateral or (iii) in connection with protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all reasonable costs, fees and expenses of creating, perfecting, maintaining and enforcing the security interests created by this Security Agreement, and any and all excise, property, sales and use taxes imposed by any federal, state, local or foreign authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. In any suit, proceeding or action brought by the Lender under any Account or Contract for any sum owing thereunder, or to enforce any provisions of any Account or Contract, the Debtors will save, indemnify and keep the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Debtors of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Debtors; provided, however, that such expense, loss or damage does not arise from the gross negligence or willful misconduct of the Lender.

                  (c) Maintenance of Records. Keep and maintain at its own cost and expense true, correct and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. For the Lender's further security, the Lender shall have a security interest in the Debtors' books and records pertaining to the Collateral, and the Debtors shall turn over copies of any such books and records to the Lender or to its representatives during normal business hours at the request of the Lender.

                  (d) Right of Inspection and Audit. Give to the Lender, no more than two times during any twelve month period, upon reasonable prior notice full and free access during normal business hours (or following the occurrence and during the continuance of an Event of Default, at any time) to all of its books, correspondence and records and the Lender and its respective representatives may examine, inspect or audit the same, take extracts therefrom and make photocopies thereof, and the Debtors agree to render to the Lender, at the Debtors' cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Lender and its respective representatives shall at all times during normal business hours (or following the occurrence of an Event of Default, at any time) also have the right without breach of the peace to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of examining, inspecting or auditing the same, observing its use or otherwise protecting their interests therein.

                  (e) Compliance with Laws, etc. Comply in all material respects with all Laws applicable to the Collateral or any part thereof or to the operation of its business; provided, however, that the Debtors may contest any Law in any reasonable manner which shall not, in the sole opinion of the Lender, adversely affect the Lender's rights or the priority of their Liens on the Collateral.

                  (f) Compliance with Terms of Contracts, etc. Perform and comply in all material respects with all its material obligations under the Contracts and all its other Contractual Obligations relating to the Collateral.

                  (g) Payment of Obligations. Pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Debtors' books in accordance with GAAP.

                  (h) Limitation on Liens on Collateral. Not create, incur or permit to exist, will defend the Collateral against, and take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Permitted Liens, and will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                  (i) Limitations on Dispositions of Collateral. Not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except as expressly permitted pursuant to the Purchase Agreement or otherwise agreed to in writing by the Lender.

                  (j) Limitations on Discounts, Compromises, Extensions of Accounts. Not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any customer or obligor thereof, or allow any credit or discount thereon (other than adjustments, settlements, compromises, releases, credits and discounts in the ordinary course of business and in amounts which are not material to the Debtors) without the prior consent of the Lender.

                  (k) Further Identification of Collateral. Furnish to the Lender, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

                  (l) Notices. Advise the Lender promptly, in reasonable detail, at its address set forth in the Purchase Agreement, (i) of any Lien (other than Permitted Liens) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                  (m) Changes in Locations, Name, Place of Organization, etc. Unless it shall have given the Lender at least 30 days prior written notice thereof none of the Debtors will (i) change the location of its chief executive office or chief place of business from that specified in Schedule VIII attached hereto or remove its books and records from the location specified in Section 4(g), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedules VI and VII hereto, (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Lender in connection with this Security Agreement would become seriously misleading or (iv) change the state of its organization.

                  (n)      Patents, Trademarks and Copyrights.

                  (i) Unless any of the Debtors deems it appropriate in the exercise of its reasonable business judgment to do otherwise and, if after the occurrence of an Event of Default which has not been waived or cured to the satisfaction of the Lender with the prior written consent of the Lender, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark or Copyright with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Lender shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark or Copyright may become invalidated.

                  (ii) Not, unless any of the Debtors deems it appropriate in the exercise of its reasonable business judgment to do otherwise and, if after the occurrence of an Event of Default which has not been waived by or cured to the satisfaction of the Lender with the prior written consent of the Lender, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

                  (iii) Notify the Lender immediately if it knows, or has reason to know, that any application or registration relating to any Patent, Trademark or Copyright may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding its ownership of any Patent, Trademark or Copyright or its right to register the same or to keep and maintain the same.

                  (iv) Whenever any of the Debtors, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, report such filing to the Lender within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Lender, the Debtors shall execute and deliver any and all agreements, instruments, documents, and papers as the Lender may request to evidence the Lender's security interest in any Patent, Trademark or Copyright and the goodwill and general intangibles of the Debtors relating thereto or represented thereby, and the Debtors hereby constitute the Lender, its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full and the Loan is terminated.

                  (v) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents, Trademarks and Copyrights, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                  (vi) In the event that any Patent, Trademark or Copyright included in the Collateral is materially infringed, misappropriated or diluted by a third party, promptly notify the Lender after it learns thereof and shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is of negligible economic value to it, which determination it shall promptly report to the Lender, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark or Copyright.

         6.       Lender's Appointment as Attorney-in-Fact.

                  (a) Powers. The Debtors hereby irrevocably constitute and appoint the Lender and any agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtors and in the name of the Debtors or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Debtors hereby give the Lender the power and right, on behalf of the Debtors, without notice to or assent by the Debtors, to do the following:

                           (i) in the case of any Account, at any time when the authority of the Debtors to collect the Accounts has been curtailed or terminated pursuant to Section 3(d) hereof, or in the case of any other Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of the Debtors or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable;

                           (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral (other than Permitted Liens), to effect any repairs or procure any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof;

                           (iii)    upon the occurrence and during the
         continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any proceeds thereof and to enforce any other right in respect of any Collateral;
         (E) to defend any suit, action or proceeding brought against the Debtors or any of them with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause
         (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Lender shall in its sole discretion determine; and (H) subject to the terms of Section 19, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Debtors' expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Debtors might do; and

                           (iv) execute in its own name or on behalf of the Debtors such UCC financing Statements forms and similar instruments as the Lender may from time to time deem reasonably necessary or desirable to protect the security interests of the Lender and any other holders of the Obligations.

The Debtors hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) Other Powers. The Debtors also authorize the Lender, and any other holders of the Obligations, at any time and from time to time, to execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  (c) No Duty on the Lender's Part. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that Lender actually receives as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Debtors for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         7. Performance by the Lender of Debtors' Obligations. If any of the Debtors fails to perform or comply with any of its agreements contained herein and the Lender, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Lender incurred in connection with such performance or compliance shall be payable by the Debtors to the Lender on demand and shall constitute Obligations secured hereby, and if not promptly repaid to the Lender shall bear interest thereon at a rate per annum equal to the Default Rate (as defined in the Note).

         8.       Remedies.

                  (a) If an Event of Default shall occur and be continuing and all applicable notice and cure periods shall have expired, the Lender may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Debtors or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Debtors, which right or equity is hereby waived or released. The Debtors further agree, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Debtors' premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9615 of the Code, need the Lender account for the surplus, if any, to the Debtors. To the extent permitted by applicable law, each of the Debtors waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Debtors shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

                  (b) The Debtors agree, upon the occurrence and during the continuation of an Event of Default, to take any actions that the Lender may request in order to enable the Lender to obtain and enjoy the full rights and benefits granted to the Lender under this Security Agreement and any other Transaction Documents. Without limiting the generality of the foregoing, the Debtors shall upon the occurrence and during the continuation of an Event of Default, at the Debtors' sole cost and expense, assist in obtaining all approvals which are then required by law for or in connection with any action or transaction contemplated by this Security Agreement or Article 9 of the Uniform Commercial Code as in effect in any applicable jurisdiction.

         9. Limitation on Duties Regarding Preservation of Collateral. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9207 of the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. No holder of any Obligation, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtors or otherwise.

         10. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         11. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12. Paragraph Headings. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         13. No Waiver; Cumulative Remedies. No holder of any Obligation shall by any act (except by a written instrument pursuant to Section 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the any holder of the Obligations, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any holder of any Obligations of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such holder would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         14. Waivers and Amendments; Parties Bound; Governing Law. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Debtors and the Lender; provided that any provision of this Security Agreement may be waived by the Lender in a written letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender. This Security Agreement shall be the joint and several obligation of the Debtors; each of the Debtors shall have made all of the representations, warranties, covenants and agreements contained herein. This Security Agreement shall be binding upon the respective successors and permitted assigns of the Debtors and shall inure to the benefit of the Lender and its successors and assigns. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

         15. Notices. All notices hereunder to the Debtors or the Lender to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered or sent in the manner and to the respective addresses as provided in subsection 9.6 of the Purchase Agreement.

         16.      Submission to Jurisdiction; Waivers.

                  (a) Each of the Debtors hereby irrevocably and unconditionally:

                           (i)      submits for itself and its property in any
legal action or proceeding relating to this Security Agreement, or for recognition and enforcement of any judgment in respect thereof to the non-exclusive general jurisdiction of the courts of the Commonwealth of Pennsylvania, the courts of the United States of America for the Eastern District of Pennsylvania, and appellate courts from any thereof;

                           (ii)     consents that any such action or proceeding
may be brought in such courts, and waives (to the extent permitted by applicable law) any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                           (iii)    agrees that service of process in any such
action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the address set forth in the Purchase Agreement or at such other address of which the Lender shall have been notified;

                           (iv)     waives and hereby acknowledges that it is
estopped from raising any objections based on forum non conveniens, any claim that any of the above-referenced courts lack proper venue or any objection that any of such courts lack personal jurisdiction over it so as to prohibit such courts from adjudicating any issues raised in a complaint filed with such courts against it concerning this Security Agreement;

                           (v)      acknowledges and agrees that the choice of
forum contained in this paragraph shall not be deemed to preclude the enforcement of any judgement contained in any forum or the taking of any action under this Security Agreement to enforce the same in any appropriate jurisdiction;

                           (vi)     waives, to the maximum extent not prohibited
by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary or punitive or consequential damages; and

                           (vii)    agrees that nothing herein shall affect the
right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

                  (b) Each of the Debtors hereby unconditionally waives trial by jury in any legal action or proceeding referred to in paragraph (a) above.

         17. Counterparts. This Security Agreement may be executed by one or more of the parties to this Security Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Security Agreement signed by all the parties shall be lodged with the Debtors and the Lender.

         18. Further Assurances. The parties acknowledge their intent that, upon the occurrence and during the continuation of an Event of Default, the Lender shall receive, to the fullest extent permitted by all Laws and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to it under this Security Agreement, the Uniform Commercial Code as in effect in any applicable jurisdiction, or other applicable law. The parties further acknowledge and agree that, in the event of any change in law or governmental policy occurring subsequent to the date hereof that affects in any manner the Lender's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable the Lender to obtain such rights of access, use or sale, the Lender and the Debtors shall amend this Agreement in such manner as the Lender shall request, in order to provide to the Lender such rights to the greatest extent possible consistent with all Laws and governmental policy.

         19. Release. This Security Agreement and related instruments delivered to the Lender hereunder shall be released by the Lender upon the date on which the Obligations are paid in full and the Loan is terminated. This Security Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender or any holder of the Obligations upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any of the Debtors or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for any of the Debtors or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  IN WITNESS WHEREOF, the Debtors and the Lender have caused this Security Agreement to be duly executed and delivered as of the date first above written.


                                        ENVIRONMENTAL TECTONICS CORPORATION


                                        By: /s/ Duane Deaner
                                            ------------------------------------
                                            Name:  Duane Deaner
                                            Title: C.F.O.


                                        ENVIRONMENTAL TECTONICS CORPORATION


                                        By: /s/ Duane Deaner
                                            ------------------------------------
                                            Name:  Duane Deaner
                                            Title: Secretary


                                        ETC DELAWARE, INC.


                                        By: /s/ Duane Deaner
                                            ------------------------------------
                                            Name:  Duane Deaner
                                            Title: Treasurer


                                        /s/ H.F. Lenfest
------------------------------------    ----------------------------------------
Witness:                                H.F. Lenfest

                                                                   SCHEDULE I TO
                                                              Security Agreement
                                                              ------------------

                       COPYRIGHTS AND COPYRIGHT LICENSES

                                                                  SCHEDULE II TO
                                                              Security Agreement
                                                              ------------------

                          PATENTS AND PATENT LICENSES

                                                                 SCHEDULE III TO
                                                              Security Agreement
                                                              ------------------

                        TRADEMARKS AND TRADEMARK LICENSES

                                                                  SCHEDULE IV TO
                                                              Security Agreement
                                                              ------------------

                          LOCATIONS OF ACCOUNT RECORDS

                                                                   SCHEDULE V TO
                                                              Security Agreement
                                                              ------------------

                         LOCATIONS OF INVENTORY RECORDS

                                                                  SCHEDULE VI TO
                                                              Security Agreement
                                                              ------------------

                             LOCATIONS OF INVENTORY

                                                                 SCHEDULE VII TO
                                                              Security Agreement
                                                              ------------------

                             LOCATIONS OF EQUIPMENT

                                                                SCHEDULE VIII TO
                                                              Security Agreement
                                                              ------------------

           LOCATIONS OF CHIEF EXECUTIVE OFFICE, STATE OF ORGANIZATION

Chief Executive Office:

Chief Place of Business:

Form of and Place of Organization: